UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2016

ARCONIC INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Arconic Inc. (f/k/a Alcoa Inc.) (“Arconic” or the “Company”) will redeem on December 30, 2016 (the “Redemption Date”) all of its outstanding 5.55% Notes due 2017 (CUSIP No. 013817AL5) (the “Notes”) in accordance with the terms of the Notes and the Indenture dated as of September 30, 1993, as supplemented, between Arconic and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). As of November 30, 2016, the aggregate outstanding principal of the Notes is $750,000,000.

The Redemption Price for the Notes shall be equal to the greater of (i) 100% of the principal amount of the Notes, plus accrued interest, if any, to the Redemption Date or (ii) the sum of the present values of the Remaining Scheduled Payments, discounted on a semiannual basis, assuming a 360-day year consisting of twelve 30-day months, at the Treasury Rate, plus 12.5 basis points, plus accrued interest to the date of redemption which has not been paid. Capitalized terms used and not otherwise defined herein shall have the same meaning as given in the Indenture or the Notes, as the case may be.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “future,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding future expenses and tax rates. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) unfavorable changes in general business and economic conditions; (b) disruptions or volatility in the global financial markets, including changes affecting U.S. Treasury securities or failure of the trustee to receive moneys from Arconic sufficient to pay the redemption price of the Notes, whether due to third-party payments system disruptions or other events; and (c) the other risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2015 and other reports filed with the U.S. Securities and Exchange Commission. Arconic disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

By:	/s/ Peter Hong
Name: Title:	Peter Hong Vice President and Treasurer

Dated: November 30, 2016

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